GE HEALTHCARE	12 Months Ended
Dec. 31, 2022
Subsequent Events [Abstract]
GE HEALTHCARE
NOTE 28. GE HEALTHCARE. As discussed in Note 2, GE completed the previously announced separation of its HealthCare business, into a separate, independent publicly traded company, GE HealthCare Technologies Inc. (GE HealthCare). Following the Separation, GE will prospectively measure its retained ownership interest of approximately 19.9% in GE HealthCare common stock at fair value. This equity ownership interest and the related earnings impact from subsequent changes in its fair value will be recognized in continuing operations. In addition, we expect to fully monetize our stake in GE HealthCare over time, in an orderly manner.

In connection with the Separation, the Company entered into various agreements to effect the Separation and provide a framework for the relationship between GE and GE HealthCare, including a Separation and Distribution Agreement (SDA), a Tax Matters Agreement (TMA) and a Transition Services Agreement (TSA).

In addition to the transfer of certain post-retirement benefit plans to GE HealthCare (see Note 13 for more information), Deferred compensation arrangements and other compensation and benefits obligations of approximately $0.7 billion were also transferred to GE HealthCare.

Also in connection with the Separation, GE received $1.5 billion of cash funded by GE HealthCare's additional $2.0 billion of indebtedness incurred on January 3, 2023.

Following the Separation, GE has remaining performance and bank guarantees on behalf of its former HealthCare business. Under the SDA, GE HealthCare is obligated to use reasonable best efforts to replace GE as the guarantor on or terminate all such credit support instruments. Until such termination or replacement, in the event of non-fulfillment of contractual obligations by the relevant obligor(s), GE could be obligated to make payments under the applicable instruments. Under the SDA, GE HealthCare is obligated to reimburse and indemnify GE for any such payments. As of January 3, 2023, GE’s maximum aggregate exposure under such credit support instruments is approximately $0.5 billion. Most of these guarantees are not expected to remain in effect as of December 2023. In addition, GE also has obligations under the TSA to indemnify GE HealthCare for certain of its technology costs of approximately $0.1 billion, which are expected to be incurred by GE HealthCare within the first year following the Separation, and under the TMA to indemnify GE HealthCare for certain tax costs of approximately $0.1 billion.